Other income/(expenses), net	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Other income/(expenses), net
5.8 Other income/(expenses), net
Other income and expenses, net include the following:

	Year ended December 31,
in € thousand	2023	2022	2021
Research and development tax credit	6,797	15,348	21,949
Grant income	11,350	191	1,684
Profit/(loss) on disposal of fixed assets and intangible assets, net	(21)	(38)	(42)
Profit/(loss) from revaluation of lease agreements	45	(32)	—
Taxes, duties, fees, charges, other than income tax	(475)	(217)	(212)
Miscellaneous income/(expenses), net	3,824	(3,054)	(403)
OTHER INCOME AND EXPENSES, NET	21,520	12,199	22,976

Other operating income and expenses increased by €9.3 million, or 76%, to €21.5 million for the year ended December 31, 2023 from €12.2 million for the year ended December 31, 2022 due to higher grant income and net miscellaneous income.
In the year ended December 31, 2023, “grant income” increased due to the recognition of an €11.1 million grant income received from Scottish Enterprise, Scotland’s national economic development agency, for developing non-COVID-19 vaccines (the chikungunya vaccine and IXIARO).
On the other hand the “research and development tax credit” was positively affected in the year 2022 by an amount of €13.9 million related to the research and development programs executed in Austria, mainly for the COVID-19 and chikungunya vaccine candidates. For the year ended December 31, 2021, the research and development tax credit, included €20.2 million from the the research and development programs executed in Austria.
In the “miscellaneous income/(expenses), net”, an income of €4.7 million from a settlement with a supplier in connection with COVID-19 activities was recognised in the year ended December 31, 2023. Further non-recurrent transaction results were recorded, namely a loss of €1.4 million from the divestment of the CTM Unit in Solna as well as a €0.3 million gain from the sale of BliNK. In the year ended December 31, 2022, this position was negatively impacted by a litigation provision in the amount of €3.1 million.
5.8.1 Grants
Grants from governmental agencies and non-governmental organizations are recognized where there is reasonable assurance that the grant will be received and the Group will comply with all conditions.
Grants received as reimbursement of approved research and development expenses are recognized as other income when the respective expenses have been incurred and there is reasonable assurance that funds will be received. Advance payments received under such grants are deferred and recognized when these conditions have been met. Advanced payments received which need to be repaid are recognized as borrowings (see Note 5.24.1).
Government grants received to support the purchase of property, plant and equipment are included in non-current liabilities as deferred government grants and are credited to the income statement on a straight-line basis over the expected lives of the related assets.
In February 2022 the Group received two grants worth up to £20.0 million (approximately €23.9 million) from Scottish Enterprise, Scotland’s national economic development agency, to support research and development relating to the manufacturing processes of the COVID-19 vaccine and other vaccine candidates. Following the termination of the COVID-19 vaccine program, in May 2023 the grant relating to this program was amended, reducing the available funding by £0.7 million and adjusting how the funds will be used. The funds under these grants will be received over three years, beginning in March 2022. If Valneva fails to comply with the terms of the grants, Scottish Enterprise may stop payments under the grants and require repayment of the funds provided to date. In the year ended December 31, 2023, €11.1 million (£9.6 million) of grant funds from Scottish Enterprise were recognized.
In 2019 the Group signed a funding agreement with CEPI. Valneva will receive up to $24.6 million for vaccine manufacturing and late-stage clinical development of a single-dose, live attenuated vaccine against chikungunya (VLA1553). In line with CEPI’s commitment to equitable access, the funding will underwrite a partnership effort to accelerate regulatory approval of Valneva’s chikungunya vaccine for use in regions where outbreaks occur and support World Health Organization prequalification to facilitate broader access in lower- and middle-income countries. Valneva has to pay back part of the consideration upon achievement of certain milestones. The refundable consideration is accounted for as a loan and measured in accordance with IFRS 9 (see Note 5.24.1). The difference between the proceeds from CEPI and the carrying amount of the loan is treated under IAS 20 and presented as “Borrowings”. The amount from the CEPI grant which benefits Instituto Butantan is recognized as revenue (see Note 5.5). In the year ended December 31, 2023, €0.2 million of grant income (2022: €0.2 million) and €5.0 million of other revenues (2022: €3.9 million) related to CEPI were recognized.
5.8.2 Research and development tax credits
Research and development tax credits granted by tax authorities are accounted for as grants under IAS 20. As a consequence, the portion of the research tax credit covering operating expenses is recognized in the income statement in “Other income and expenses, net” and the portion covering capitalized development expenditures under “Intangible assets” is recorded as deduction from the assets relating to fixed assets.
In both periods the position included tax credits primarily from Austria and to a lesser extent from France.